SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 13, 2001
                Date of Report (Date of earliest event reported)


                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                         1-7275                     47-0248710
 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)


 One ConAgra Drive, Omaha, Nebraska                               68102-5001
 (Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 5.  Other Events.

     On February 13, 2001, ConAgra Foods, Inc., issued a press release relating to its earnings outlook for the fiscal year ending May 27, 2001. A copy of the press release is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

         99.1     Press Release issued February 13, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONAGRA FOODS, INC.

February 13, 2001                           By:  /s/  James P. O'Donnell
                                            Name:  James P. O'Donnell
                                            Title:     Executive Vice President,
                                                       Chief Financial Officer
                                                       and Corporate Secretary